Exhibit 99.2

Digital Brands Group, Inc.

Announces Closing of $9,347,450

Underwritten Public Offering

Austin, Texas, May 10, 2022 – Digital Brands Group, Inc., a Delaware corporation ("Digital Brands" or the “Company”) (NASDAQ: DBGI), a curated collection of luxury lifestyle, digital-first brands, today announced the closing of its underwritten public offering of 37,389,800 shares of its common stock, $0.0001 par value per share, at a public offering price of $0.25 per share. In addition, the Company has granted the underwriters a 45-day option to purchase up to 5,608,470 additional shares of common stock at the public offering price per share, less underwriting discounts, and commissions, to cover over-allotments, if any.

The gross proceeds from the offering to Digital Brands, before deducting underwriting discounts and commissions and other offering expenses payable by Digital Brands, are expected to be $9,347,450, excluding any exercise of the underwriters’ option to purchase additional shares.

The Company intends to use the net proceeds from this offering for working capital and general corporate purposes, including the repayment of promissory notes in the principal amount of $3,068,750.

Alexander Capital, L.P. is acting as sole book-running manager and Revere Securities, LLC is acting as co-manager for the offering.

The Securities and Exchange Commission ("SEC") declared effective a registration statement on Form S-1 (File No. 333-264347) relating to these securities on May 5, 2022 and a related registration statement on Form S-1 (File No. 333- 264775) was filed pursuant to Rule 462(b) under the Securities Act, as amended, on May 6, 2022. A final prospectus relating to this offering was filed with the SEC on May 9, 2022 and is available on the SEC’s website at www.sec.gov. The offering is being made only by means of a prospectus, which forms part of the Registration Statement, copies of which may be obtained from Alexander Capital, L.P., 17 State Street 5th Floor, New York, NY 10004, Attention: Equity Capital Markets, or by calling (212) 687-5650 or emailing info@alexandercapitallp.com.

All investments involve risk and loss of principal is possible.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Digital Brands Group, Inc.

Digital Brands Group is a curated collection of lifestyle brands, including Bailey 44, DSTLD, Harper and Jones, Stateside and ACE Studios, that offers a variety of apparel products through direct-to-consumer and wholesale distribution. Our complementary brand portfolio provides us with the unique opportunity to cross merchandise our brands. We aim for our customers to wear our brands head to toe and to capture what we call “closet share” by gaining insight into their preferences to create targeted and personalized content specific to their cohort. Operating our brands under one portfolio provides us with the ability to better utilize our technological, human capital and operational capabilities across all brands. As a result, we have been able to realize operational efficiencies and continue to identify additional cost saving opportunities to scale our brands and overall portfolio.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements, including with respect to the proposed initial public offering. Management has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While they believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond management's control. These statements involve risks and uncertainties that may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact:

Alexander Capital, L.P.

Chris Carlin

ccarlin@alexandercapitallp.com

(646) 787-8890

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